{0>编号：GDQZBZ1105B01<}0{>Contract No.：GDQZBZ1105B01<0}

{0>最高额保证合同<}0{>Maximum Guarantee Contract<0}

{0>中国光大银行<}0{>China Everbright Bank<0}

{0>目录<}0{>Content <0}

{0>第一章    总则<}0{>Chapter 1 General Provisions <0}
{0>第二章    定义<}0{>Chapter 2 Definitions <0}
{0>第三章    被担保的主债权<}0{>Chapter 3 Principal Debt Secured<0}
{0>第四章    保证方式<}0{>Chapter 4 Ways of Guarantee <0}
{0>第五章    保证范围<}0{>Chapter 5 Scope of Guarantee<0}
{0>第六章    保证期间<}0{>Chapter 6 Period of Guarantee <0}
{0>第七章    保证人应提交的文件<}0{>Chapter 7 Documents Submitted by the Guarantor <0}
{0>第八章    保证人的声明和保证<}0{>Chapter 8 Representations and Warranties Made by the Guarantor <0}
{0>第九章    保证人的承诺<}0{>Chapter 9 Undertakings Made by the Guarantor <0}
{0>第十章    担保的性质和效力<}0{>Chapter 10 Nature and Effectiveness of Guarantee <0}
{0>第十一章  违约事件<}0{>Chapter 11 Events of Default <0}
{0>第十二章  其他<}0{>Chapter 12 Miscellaneous<0}
{0>第十三章  适用法律和争议解决<}0{>Chapter 13 Governing Laws and Disputes Resolution <0}
{0>第十四章  合同的生效、变更和解除<}0{>Chapter 14 Effectiveness, Modification and Rescission of the Contract<0}
{0>第十五章  附件<}0{>Chapter 15 Appendix <0}
{0>第十六章  附则<}0{>Chapter 16 Supplementary Provisions <0}

{0>最高额保证合同<}100{>Maximum Guarantee Contract<0}

{0>保 证 人：石狮黎祥食品有限公司<}0{>Guarantor: Shishi Lixiang Food Co., Ltd. <0}
{0>住    所：石狮永宁镇黄金海岸工业区<}0{>Domicile: Gold Coast Industrial Zone, Yongning Town, Shishi City <0}
{0>邮政编码：362700<}0{>Post Code: 362700<0}
{0>法定代表人：吴萍静<}100{>Legal Representative: Wu Pingjing <0}
{0>委托代理人：<}72{>Entrusted Agent: <0}
{0>经办人：<}100{>Operated by: <0}
{0>电话：<}0{>Tel: <0}
{0>传真：<}0{>Fax: <0}
{0>开户银行：<}0{>Opening Bank: <0}
{0>账号：<}0{>Account No.: <0}

{0>授信人：中国光大银行股份有限公司泉州分行<}0{>Credit Grantor: China Everbright Bank Company Limited Quanzhou Branch <0}
{0>住所：泉州市田安北路288号<}0{>Domicile: No.288 Tian’an North Road, Quanzhou City <0}
{0>邮政编码：362000<}100{>Post Code: 362000<0}
{0>法定代表人/负责人：<}100{>Legal Representative/Principal: <0}
{0>委托代理人：<}100{>Entrusted Agent: <0}
{0>经办人：吴萍静<}0{>Operated by: Wu Pingjing <0}
{0>电话：36010078<}77{>Tel: 36010078 <0}
{0>传真：36010060<}77{>Fax: 36010060<0}

{0>第一章 总则<}100{>Chapter 1   General Provisions<0}
{0>为了确保2011年4月15日石狮飞鹰塑胶有限公司（以下称“受信人”）与授信人签订的编号为GDQZBZ1105《综合授信协议》（以下称“《综合授信协议》”）的履行，保证人愿意向授信人提供最高额连带责任保证担保，以担保受信人按时足额清偿其在《综合授信协议》项下将产生的全部债务。<}0{>For ensuring the implementation of the Comprehensive Credit Granting Agreement with the contract number of GDQZBZ1105 (hereinafter referred to as the “Comprehensive Credit Granting Agreement”) which was signed by Shishi FeiYing Plastic Co., Ltd. (hereinafter referred to as the “Credit Receiver”) and the Credit Grantor on April 15, 2011, the Guarantor agrees to provide maximum joint liability guarantee to the Credit Grantor, in order to ensure that the Credit Receiver will fully pay off all of his debts to be incurred under the Comprehensive Credit Granting Agreement on time. <0}

{0>授信人经审查，同意接受保证人所提供的保证。<}0{>The Credit Grantor agrees to accept the guarantee provided by the Guarantor after examination. <0}{0>为明确保证人与授信人双方的权利、义务，本着平等互利的原则，依照国家有关法律法规之规定，特制订本合同。<}0{>This Contract is made in accordance with relevant laws and regulations on the basis of the principles of equality and mutual benefit for specifying the rights and obligations between the Guarantor and the Credit Grantor. <0}

{0>第二章 定义<}100{>Chapter 2  Definitions <0}
{0>第一条 除非上下文另有规定或本合同文义要求另作解释，在本合同中：<}0{>Article 1 For the purpose of this Contract, unless the context otherwise requires or the Contract otherwise explains: <0}
{0>主合同：是指授信人与受信人签订的《综合授信协议》以及授信人与受信人根据《综合授信协议》就每一笔具体授信业务所签订的具体授信业务合同或协议。<}0{>The principal contract shall refer to the Comprehensive Credit Granting Agreement signed by the Credit Grantor and the Credit Receiver and the contract or agreement for specific credit granting business signed by the Credit Grantor and the Credit Receiver for each specific credit granting business on the basis of the Comprehensive Credit Granting Agreement. <0}
{0>具体授信业务合同或协议：是指授信人根据《综合授信协议》向受信人提供包括本外币贷款、贸易融资、贴现、承兑、信用证、保函、保理、担保等表内外信用发放形式（统称“具体授信业务”）时，与受信人所签订的单笔具体授信业务合同或协议。<}0{>The contract or agreement for specific credit granting business shall refer to the contract or agreement for single specific credit granting business which is signed by the Credit Grantor and the Credit Receiver when the Credit Grantor provides credit granting in domestic and foreign currencies in the forms of loan, trade financing, discount, acceptance, letter of credit, letter of guaranty, factoring, security, etc. on and off the balance sheet (hereinafter referred to as the “Specific Credit Granting Business”) to the Credit Receiver. <0}

{0>第三章 被担保的主债权<}100{>Chapter 3   Principal Debt Secured<0}
{0>第二条 保证人所担保的主债权为依据《综合授信协议》授信人与受信人签订的全部具体授信业务合同或协议项下发生的全部债权，所担保的主债权最高本金余额为《综合授信协议》约定的最高授信额度，即人民币贰仟万元整。<}0{>Article 2 The principal debt secured by the Guarantor shall be all the debts incurred under all the contracts or agreements for specific credit granting business signed by the Credit Grantor and the Credit Receiver on the basis of the Comprehensive Credit Granting Agreement. The maximum principal balance for the principal debt secured shall be the maximum line of credit as specified in the Comprehensive Credit Granting Agreement, namely, RMB 20 million Yuan. <0}

{0>出现下列情形，主合同的债权确定：<}0{>The debt of the principal contract shall be determined under any of the following circumstances: <0}
{0>（一）主合同约定的债权确定期间届满；<}0{>(1) The period prescribed by the principal contract for determining the debt expires; <0}
{0>（二）新的债权不可能发生；<}0{>(2) The new debt has no possibility to occur; <0}
        {0>（三）授信人与受信人终止主合同或授信人与保证人终止本合同；<}0{>(3) The principal contract is terminated by the Credit Grantor and the Credit Receiver, or this Contract is terminated by the Credit Grantor and the Guarantor; <0}
        {0>（四）受信人、保证人被宣告破产或者被撤销、吊销、注销、解散；<}0{>(4) The Credit Receiver and the Guarantor are declared bankrupt or are rescinded,      withdrawn, written off or dismissed; and <0}
{0>（五）法律规定债权确定的其他情形。<}0{>(5) Other circumstances prescribed by the laws for determining the debt. <0}

{0>第四章 保证方式<}100{>Chapter 4  Ways of Guarantee <0}
{0>第三条 保证人在本合同项下提供的担保为连带责任保证。<}0{>Article 3 The guarantee provided hereunder by the Guarantor shall be the joint liability guarantee. <0}

{0>第五章 保证范围<}100{>Chapter 5   Scope of Guarantee<0}
{0>第四条  本合同项下担保的范围包括：受信人在主合同项下应向授信人偿还或支付的债务本金、利息（包括法定利息、约定利息及罚息）、复利、手续费、违约金、损害赔偿金、实现债权的费用（包括但不限于诉讼费用、律师费用、公证费用、执行费用等）和所有其他应付的费用（以上各项合称为“被担保债务”）。<}0{>Article 4 The secured scope hereunder shall include the debt principal, interests (including legal interests, contract interests and default interests), compound interests, handling charges, breach penalty, liquidated damages, expenses for achieving debt (including but not limited to litigation expenses, legal expenses, notary fees, execution expenses, etc.) and all the other expenses payable (hereinafter collectively referred to as the “Secured Debts”) which shall be reimbursed or paid to the Credit Grantor by the Credit Receiver according to the principal contract. <0}
{0>第五条  授信人用于表明任何被担保债务或本合同项下任何应付款项的证明，除非有明显错误，应是双方债权债务关系的最终证据，对保证人具有约束力。<}0{>Article 5 Any certificates used by the Credit Grantor for stating any Secured Debts or any payables hereunder shall be the conclusive evidence for proving the debtor-creditor relationship between the Credit Receiver and the Credit Grantor, and shall be binding on the Guarantor, unless there is obvious error. <0}

{0>第六章 保证期间<}100{>Chapter 6   Period of Guarantee <0}
{0>第六条  《综合授信协议》项下的每一笔具体授信业务的保证期间单独计算，为自具体授信业务合同或协议约定的受信人履行债务期限届满之日（如因法律规定或约定的事件发生而导致具体授信业务合同或协议提前到期，则为提前到期之日）起两年。<}0{>Article 6 The guarantee period for each specific credit granting business under the Comprehensive Credit Granting Agreement shall be calculated independently, it shall be two (2) years from the date of the expiration of the period for fulfilling debts by the Credit Receiver, such period is prescribed by the contract or agreement for specific credit granting business. If the contract or agreement for specific credit granting business expires in advance due to legal provisions or the occurrence of pre-concerted events, then such guarantee period shall be two (2) years from the date of early expiration. <0}

{0>第十章 担保的性质和效力<}100{>Chapter 10   Nature and Effectiveness of Guarantee <0}
{0>第十一条  本合同所设立的担保独立于授信人为被担保债务所取得的任何其他担保。<}0{>Article 11 The guarantee established by this Contract shall be independent from any other guarantees obtained by the Credit Grantor for the Secured Debts. <0}{0>授信人行使本合同项下的权利前无需首先执行其持有的任何其他担保（无论是物的担保还是人的担保），也无需首先向受信人或其他任何第三人采取任何其他救济措施。<}0{>The Credit Grantor shall, before exercising the rights hereunder, neither perform any other guarantee he holds, whether the material guarantee or the personal guarantee, nor take any other relief measures from the Credit Receiver or any other third Party. <0}

{0>第十一章 违约事件<}100{>Chapter 11   Events of Default <0}
{0>第十二条  下述每一事件及事项均构成保证人在本合同项下的违约事件：<}0{>Article 12 Any of the following events and items shall constitute the events of default hereunder conducted by the Guarantor: <0}
{0>1．主合同项下发生任何违约事件；<}0{>1. Any events of default occur under the principal contract; <0}
{0>2．保证人在本合同项下所作的声明、保证或承诺被确认为是不正确的或不真实的；<}0{>2. Any representation, warranty or undertaking made by the Guarantor under this Contract is deemed to be incorrect or untrue; <0}
{0>3．主合同的任何部分由于任何原因不再充分合法有效，或由于任何原因而被终止或受到限制；<}0{>3. Any part of the principal contract is not fully legitimate and valid due to any cause, or is terminated or limited due to any cause; <0}

{0>4．保证人中止或停止营业或进入破产、清算、歇业或其他类似程序，或保证人被申请破产、清算或被主管部门决定停业或暂停营业；<}0{>4. The Guarantor suspends or stops his business or enters into bankruptcy, liquidation, stoppage or other similar procedures, or the Guarantor is applied for bankruptcy and liquidation or is ordered to cease or suspend his business by competent authorities; <0}

{0>5．发生了针对保证人或其重大经营性资产的重大诉讼、仲裁或行政程序；<}0{>5. Any significant litigations, arbitrations or administrative proceedings are instituted to the Guarantor or his major operating assets; or <0}

{0>6．保证人违反其在本合同项下的其他义务或发生授信人认为将会严重不利地影响授信人在本合同项下权利的其他事件。<}0{>6. The Guarantor violates his other obligations hereunder or conducts other acts which are deemed to will affect the Credit Grantor’s rights hereunder severely and adversely. <0}

{0>第十三条  上述违约事件发生后，授信人有权视情况采取以下任何一项或数项措施：<}0{>Article 13 The Credit Grantor shall, depending on the circumstances, have the right to take one or more of the following measures after the occurrence of the above events of default:  <0}
{0>1．行使授信人在主合同及本合同项下所享有的违约救济措施；<}0{>1. To exercise the remedies for breach of Contract of and under this Contract owned by the Credit Grantor; <0}
{0>2．要求保证人按照本合同约定承担保证责任；<}0{>2. To require the Guarantor to bear the liability for guarantee in accordance with this Contract; <0}
{0>3．行使授信人就被担保债务可能享有的任何其他担保权益。<}0{>3. To exercise any other security interests that may be entitled to the Credit Grantor on the Secured Debts. <0}

{0>第十三章 适用法律和争议解决<}100{>Chapter 13   Governing Laws and Disputes Resolution <0}
{0>第十九条  本合同及本合同所涉及的任何事项适用中国法律，并按照中国法律进行解释。<}0{>Article 19 This Contract and any matters concerning this Contract shall be governed by and construed in accordance with the laws of PRC. <0}

{0>第二十条  在履行本合同中发生的或与本合同有关的一切争议，由双方友好协商解决。<}0{>Article 20 All disputes arising from or relating to the implementation of this Contract shall be settled by both Parties through friendly consultations. <0}{0>协商不能达成一致时，任何一方可以依法向授信人所在地人民法院起诉。<}0{>Where no agreement can be reached, either Party can bring an action to the people’s court where the Credit Grantor locates. <0}

{0>第十四章 合同的生效、变更和解除<}100{>Chapter 14   Effectiveness, Modification and Rescission of the Contract<0}
{0>第二十一条  本合同自保证人和授信人双方的法定代表人或其委托代理人签字或盖章并加盖公章之日起生效。<}0{>Article 21 This Contract enters into force upon the date when it is signed or sealed and affixed with official seals by the legal representatives or entrusted agents of the Guarantor and the Credit Grantor. <0}

{0>第二十二条 本合同生效后，任何一方不得擅自变更或提前解除本合同。<}0{>Article 22 Neither Party may modify nor terminate this Contract in advance upon it enters into force. <0}{0>如果本合同需变更或解除时，应经保证人和授信人双方协商一致，并达成书面协议。<}0{>Where any modification or rescission is required, such modification or rescission shall be agreed by the Guarantor and the Credit Grantor through consultations, and a written agreement shall be reached. <0}{0>书面协议达成之前，本合同各条款仍然有效。<}0{>All the terms hereof shall remain in effect before a written agreement is reached. <0}

{0>第十五章 附件<}100{>Chapter 15   Appendix <0}
{0>第二十三条 本合同未尽事宜，保证人和授信人双方可另行达成书面协议，作为本合同之附件。<}0{>Article 23 Matters not mentioned herein, if any, shall be agreed in writing as the Appendix of this Contract by the Guarantor and the Credit Grantor. <0}{0>本合同附件是本合同不可分割的组成部分，与本合同正文具有同等法律效力。<}0{>The Appendix hereof shall form an integral part of this Contract, and shall be of legally equal effect with this Contract. <0}

{0>第二十四条  本合同的附件包括：<}0{>Article 24 The Appendix hereof shall consist of: <0}
1．
2．

{0>第十六章 附则<}100{>Chapter 16   Supplementary Provisions <0}
{0>第二十五条  本合同正本一式叁份，保证人持壹份，授信人持贰份，其法律效力相同。<}0{>Article 25 This Contract is made in triplicate, one for the Guarantor and two for the Credit Grantor, each of which shall have the same legal effect. <0}

{0>第二十六条  本合同于2011年4月15日由保证人和授信人于泉州签订。<}0{>Article 26 This Contract was signed in Quanzhou by the Guarantor and the Credit Grantor on April 15, 2011. <0}

{0>第二十七条 合同双方当事人同意对本合同进行公证，承诺赋予本合同强制执行效力。<}0{>Article 27 Both Parties hereof agree to notarize this Contract and undertake to grant this Contract with enforceability. <0}{0>当受信人、保证人不履行、不完全履行债务或出现法律法规规定、本合同约定的授信人实现债权、担保权的情形时，授信人有权向具有管辖权的人民法院直接申请强制执行。<}0{>Where the Credit Receiver and the Guarantor fails to perform or to fully perform their obligations, or if the Credit Grantor achieves his debts or security rights prescribed by the laws and regulations or agreed by this Contract, the Credit Grantor shall have the right to apply for enforcement directly from the people’s court with jurisdiction. <0}{0>受信人、保证人对授信人根据本合同提出的强制执行申请没有任何异议。<}0{>The Credit Receiver, the Guarantor and the Credit Grantor have no opposition against the application of enforcement made in accordance with this Contract. <0}{0>（本条为可选条款，双方当事人选择在本合同中[1]。1．使用；2．不使用。）<}0{>(This Clause shall be an optional clause; both Parties may make the following choices in [1] of this Contract: 1. To use; 2. Not to use.) <0}

{0>（此页为合同双方签署页，无正文）<}0{>(This page is intentionally left blank for the signature of both Parties hereof.) <0}

{0> 保证人（盖章）：<}0{>Guarantor (Seal): <0} {0>法定代表人：吴萍静<}0{>Legal Representative: Wu Pingjing <0} {0>（或委托代理人）<}0{>(or Entrusted Agent)<0}

{0> 保证人（盖章）：<}0{>Guarantor (Seal): <0} {0>法定代表人：吴萍静<}0{>Legal Representative: Wu Pingjing <0} {0>（或委托代理人）<}0{>(or Entrusted Agent)<0}

{0>注：本页仅用于我行归档留存，不给签约他方。<}0{>Note: This Page is used for archiving and keeping by our bank, any signing with other Party   is prohibited. <0}

{0>上述签章已双人面签<}0{>The above signatures/seals have been signed/affixed by two people concerned in person. <0}
{0>主办：<}0{>Handled by:  <0}  {0>经办：<}0{>Operated by:  <0}

{0>本业务合同签章与该客户《合同签章预留印鉴卡》/开户时预留印鉴核对无误<}0{>The signatures and seals of this business contract have been checked and are in conformity with the specimen signatures/chops signed/affixed by the Customer when opening an account according to the Signature Card for Signing Contract.  <0}
{0>经办人：<}77{>Operated by: <0}  {0>复核人：<}0{>Re-checked by: <0}